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                                                                 EXHIBIT 10-L(3)

                              SECOND AMENDMENT TO
                  DANA CORPORATION 1989 RESTRICTED STOCK PLAN


  Pursuant to Resolutions of the Board of Directors of the Corporation adopted on October 18, 1993, Section 6(b) of the 1989 Restricted Stock Plan is hereby amended by adding the following sentence at the end thereof:

   The Committee may also, in its discretion, with the consent of the affected Participant, lengthen the Restricted Period with respect to all or any portion of the Restricted Stock previously granted to such Participant and, in order to secure such consent, the Committee may grant additional shares of Restricted Stock to each such Participant.



  IN WITNESS WHEREOF, the undersigned has executed this Second Amendment on behalf of the Corporation this 18th day of October, 1993.
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
                                   DANA CORPORATION



                                   By:    Martin J. Strobel
                                        -----------------------

ATTEST:


   Mark A. Smith, Jr.
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